Backblaze ©2024 Confidential | 1 Q1 2025 Results May 7, 2025 Gleb Budman CEO and Co-Founder Backblaze Marc Suidan CFO

Backblaze ©2025 | 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, planned investments and initiatives, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. The forward-looking statements are contained principally in the sections entitled. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use non-GAAP Adjusted Gross Profit (and Margin), Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP Net Income (Loss), and Adjusted Free Cash Flow. These non-GAAP financial measures exclude certain items and are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We present these non-GAAP measures because management believes they are a useful measure of the Company’s performance and provides an additional basis for assessing our operating results. Please see the Appendix attached to this presentation for a reconciliation of non-GAAP Adjusted Gross Profit (and Margin), non-GAAP Net Income (Loss), Adjusted EBITDA Margin, non-GAAP Operating Expenses and Adjusted Free Cash Flow to the most directly comparable GAAP financial measures. Important Information About This Presentation

Backblaze ©2025 | 3 Our Mission We make it astonishingly easy to store, use, and protect data.

Backblaze ©2025 | 4 ● Strong Q1 Results ○ Beat on Revenue & Adj. EBITDA Margin ● AI Momentum ○ Announced New “B2 Overdrive Offering” ○ 25x AI Data Growth ● Go-to-Market Transformation Progress ○ Signed Largest TCV deal ○ Doubled Bookings Key Highlights NOTES: Financial data is based on unaudited financial information. Beat on revenue and adjusted EBITDA margin reflects actual results for the quarter ended March 31, 2025 exceeded the top end of the Company’s guidance issued for the quarter ended March 31, 2025 on February 25, 2025. “AI customer” determination is based on emails with an ‘.ai’ designation or the customer has disclosed that its use of Backblaze cloud storage is primarily for an AI use case. 25x AI Data Growth reflects increase of amount of data stored for AI customers for March 2025 compared to March 2024. Largest TCV deal consists of a multi-million customer contract over a multi-year period which represents the largest total contract value (TCV) in the Company’s history. Doubled bookings reflects the increase in the total amount of signed customer commitments in the quarter ended March 31, 2025 compared to the total amount of signed customer commitments in the quarter ended March 31, 2024.

Backblaze ©2025 | 5 Driving Strong AI Momentum +66% y/y AI customer count +25x y/y AI customer data NOTES: Financial data is based on unaudited financial information. “AI customer” determination is based on emails with an ‘.ai’ designation or the customer has disclosed that its use of Backblaze cloud storage is primarily for an AI use case. Data compares customer count and data stored for AI customers for March 2025 compared to March 2024.

Backblaze ©2025 | 6 Backblaze B2 Overdrive Terabit speed at exabyte scale to maximize throughput-intensive workload performance without maximizing cloud bills–ideal for AI/ML, HPC, and more ● High throughput at scale: Up to a terabit per second throughput capacity ● Cost-effective performance: Predictably priced storage performance starting at $15/TB ● Unlimited free egress: Eliminate all download costs ● Attractive financials: Drives incremental revenue growth NOTE: For more information regarding Backblaze Overdrive, see https://www.backblaze.com/blog/b2-overdrive-announcement/

Backblaze ©2025 | 7 Go-to-Market Transformation Underway Initiatives ● Upskill the Sales Team ● Deepen Partnerships ● Execute Core Sales Plays Proof Points ● More than 2x bookings y/y in Q1 2025 ● Expanded sales capacity ● Announced strategic AI workload and media & entertainment partnerships ● Won largest TCV deal ever NOTES: Financial data is based on unaudited financial information. Doubled bookings reflects the increase in the total amount of signed customer commitments in the quarter ended March 31, 2025 compared to the total amount of signed customer commitments in the quarter ended March 31, 2024. Largest TCV deal consists of a multi-million customer contract over a multi-year period which represents the largest total contract value (TCV) in the Company’s history.

Backblaze ©2025 | 8 Record Total Contract Value Deal ● Multi-million dollar TCV deal over a multi-year period ● Existing customer with a small initial contract ● Amazon AWS displacement NOTE: Largest TCV deal consists of a multi-million customer contract over a multi-year period which represents the largest total contract value (TCV) in the Company’s history.

Backblaze ©2024 Confidential | 9 Financial Overview Marc Suidan CFO

Backblaze ©2025 | 10 ● B2 Cloud Storage Momentum ○ 23% y/y Growth in Q1, Up From 22% in Q4 ○ Second quarter of accelerated organic B2 Revenue Growth ● Beat on Revenue & Adj. EBITDA Margin for Q1 2025 ● Raised Full Year Adjusted EBITDA Margin Guidance Key Financial Highlights NOTES: 23% growth of B2 Cloud Storage is based on comparison of B2 revenue in Q1 of 2025 compared to B2 revenue in Q1 of 2024 and 22% growth of B2 s based on comparison of B2 revenue in Q4 of 2024 compared to B2 revenue in Q4 of 2023. Second quarter of accelerated organic B2 revenue growth reflects underlying growth of B2 Cloud Storage revenue, on a pro forma basis excluding the effect of the price increase announced in late 2023, in Q1 of 2025 (compared to Q1 of 2024) and Q4 of 2024 (compared to Q4 of 2023). Beat on revenue and adjusted EBITDA margin reflects actual results for the quarter ended March 31, 2025 exceeded the top end of the Company’s guidance issued for the quarter ended March 31, 2025 on February 25, 2025. Raised full year adjusted EBITDA margin guidance reflects increase in the annual guidance for adjusted EBITDA margin for 2025 from the prior full year guidance for 2025 provided on February 25, 2025.

Strong Q1 2025 Revenue Growth
Total Company +15%, B2 Cloud Storage +23%

Total Company


$30.0M
$34.6M
15%
Q1'24
Q1'25
Revenue

$140.8M
Q1'25 ARR

B2 Cloud Storage


$14.6M
$18.0M
23%
Q1'24
Q1'25
Revenue

$73.8M
Q1'25 ARR

NOTES: Financial data for the revenue for the total Company and for B2 Cloud Storage only is shown for the quarters ending March 31, 2024 and 2025 and are based on unaudited financial data. For the periods presented, Physical Media revenue has been consolidated into B2 Cloud Storage or Computer Backup revenue based on the underlying offering from which it originates; previously Physical Media revenue was disclosed separately. ARR for both the total Company and B2 Cloud Storage is show for the quarter ended March 31, 2025. See appendix for definition of ARR (Annual Recurring Revenue).

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Backblaze ©2025 | 12 Financial and Operational Q1 Highlights Revenue ($M) Y/Y Growth NRR Gross Customer Retention B2 Cloud Storage $18.0 23% 117% 89% Computer Backup $16.6 8% 108% 90% Total Company $34.6 15% 113% 90% NOTES: All financial information is as of March 31, 2025, with year-over-year revenue comparisons to the same period as of March 31, 2024, and are based on unaudited financial information. For the periods presented, Physical Media revenue has been consolidated into B2 Cloud Storage or Computer Backup revenue based on the underlying offering from which it originates; previously Physical Media revenue was disclosed separately. NRR (Net Revenue Retention) and Gross Customer Retention are defined in the appendix.

Backblaze ©2025 | 13 Q2’25 and 2025 Outlook Ranges Revenue ($M) Q2’25 $ 35.2 to $35.6 FY 2025 $144.0 to $146.0 Adj. EBITDA Margin Q2’25 14% to 16% Raised FY 2025 17% to 19% (from 16% to 18%) NOTES: The above financial information guidance for Q2 of 2025 and fiscal year 2025 are forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for Adjusted EBITDA Margin is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future. Raised full year adjusted EBITDA margin guidance reflects increase in the annual guidance for adjusted EBITDA margin for 2025 from the prior full year guidance for 2025 provided on February 25, 2025.

Backblaze ©2025 | 14 The B2 Growth Journey 30%+ 23-25% 25-28% NOTES: The financial information for 2023 and each quarter of 2024 reflects the total B2 revenue growth compared to the respective prior period a year ago and the approximate percentage of B2 revenue growth, on a pro forma basis excluding the effect of the price increase announced in late 2023, and is based on unaudited financial data. The estimated range of organic B2 growth for each quarter of 2025 is a year-over-year comparison to the respective prior period (excluding the effect of any price increases) and are forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially.

On The Path to Positive Adj. Free Cash Flow


Adj. EBITDA Margin
5%
IPO
2021
2022
(11%)
2023
(4%)
10%
2024
18%
Q1
2025
20%+
Q4
2025E


Adj. Free Cash Flow Margin
IPO
2021
(29%)
2022
(54%)
2023
(42%)
2024
(16%)
Q1
2025
(6%)
Q4
2025E

NOTES: Adjusted EBITDA and Adjusted Free Cash Flow margins are shown for the years ending December 31, 2021, 2022, 2023, 2024 are based on audited financial data, and Q1 2025 is based on unaudited financial data. The estimated Q4 2025E Adjusted EBITDA and Adjusted Free Cash Flow margins are forward-looking statements and reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. Please refer to the definitions of Adjusted EBITDA margins and Adjusted Free Cash Flow in the Appendix. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix to this presentation. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future.

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Backblaze ©2025 | 16 RSU Tax Withholdings: We plan to consider transitioning from “Sell to Cover” to “Net Share Settlement” for all executive and employees equity vests as our cash flow improves over time. So we would be issuing shares net of taxes, and paying the taxes from our cash balance. Annual Executive and Employee Bonuses transition from a mix of equity and cash, to all cash. Roadmap to Reduce Equity Dilution RSU Tax Withholdings: We are transitioning from “Sell to Cover” to “Net Share Settlement” for executive equity vests. So we are issuing shares net of taxes, and paying the taxes from our cash balance (ramping up throughout 2025). Annual Executive and Employee Bonuses transitions from all equity to a mix of equity and cash. Near Term (1-2 years) Long Term (3 years+)

Backblaze ©2025 | 17 Q&A

Backblaze ©2025 | 18 Thank You!

Backblaze ©2025 | 19 Appendix

Backblaze ©2025 | 20 ● “ARR” means Annual Recurring Revenue and is based on the monthly revenue from all B2 Cloud Storage and Computer Backup arrangements (excluding revenue for Physical Media) for the last month of a period and multiplying it by 12. Our annual recurring revenue for each of Computer Backup and B2 Cloud Storage is calculated in the same manner as our overall annual recurring revenue based on the revenue from our Computer Backup and B2 Cloud Storage solutions, respectively. ● “Gross Customer Retention” is used to measure our ability to retain our customers and is based on the trailing four-quarter average of the percentage of cohort of customers who were active at the end of the quarter in the prior year that are still active at the end of the current quarter. We calculate our gross customer retention rate for a quarter by dividing (i) the number of accounts that generated revenue in the last month of the current quarter that also generated recurring revenue during the last month of the corresponding quarter in the prior year, by (ii) the number of accounts that generated recurring revenue during the last month of the corresponding quarter in the prior year. ● “NRR” means Net Revenue Retention and is based on a trailing four-quarter average of the recurring revenue from a cohort of customers in a quarter as compared to the same period in the prior year. Our net revenue retention rate for each of Computer Backup and B2 Cloud Storage is calculated in the same manner as our overall net revenue retention rate based on the revenue from our Computer Backup and B2 Cloud Storage solutions, respectively. ● “Customer” means a customer at the end of any period as a distinct end user, as identified by a unique account identifier, which makes up substantially all of our user base.In Q4 2023, we refined our customer definition to include end-user customers that purchase through a reseller. This resulted in no impact to previously reported metrics other than a 1% decrease to the 120% NRR metric reported for Q3 2023. Definitions

Backblaze ©2025 | 21 ● Adjusted EBITDA is defined as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, investment income, income tax provision, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, and other non-recurring charges. Adjusted EBITDA Margin is defined as adjusted EBITDA divided by revenues for the period. We use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that adjusted EBITDA and adjusted EBITDA margin, when taken together with our GAAP financial results, provide meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider adjusted EBITDA and adjusted EBITDA margin to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis. ● Adjusted Free Cash Flow We define adjusted free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment, capitalized internal-use software costs, principal payments on finance leases and lease financing obligations, as reflected in our condensed consolidated statements of cash flows, and excluding payments on restructuring costs, payments on legal settlement costs, and payments on other non-recurring charges. ● Non-GAAP Net Income (Loss) We define non-GAAP net income (loss) as net income adjusted to exclude stock-based compensation and other items we deem non-recurring. We believe that non-GAAP net income (loss), when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. ● Adjusted Gross Profit (and Margin) We define adjusted gross profit as gross profit, exclusive of stock-based compensation expense, depreciation expense of our property and equipment, and amortization expense of capitalized internal-use software included within cost of revenue. We define adjusted gross margin as a percentage of adjusted gross profit to revenue. We exclude stock-based compensation, which is a non-cash item, and restructuring charges because we do not consider it indicative of our core operating performance. We exclude depreciation expense of our property and equipment and amortization expense of capitalized internal-use software, because these may not reflect current or future cash spending levels to support our business. We believe adjusted gross profit (and margin) provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric eliminates the effects of depreciation and amortization. Definitions

Backblaze ©2025 | 22 Reconciliation of Non-GAAP Measures: Gross Margin Adjusted Gross Profit Q1’25 Q1’24 Gross Profit $19.256 $15.811 Gross Margin 56% 53% Adjustments for Cost of Revenue: Stock Based Compensation 0.420 0.386 Depreciation and Amortization 7.644 6.774 Adjusted Gross Profit $27.320 $22.971 Adjusted Gross Margin 79% 77% Dollars in Millions

Backblaze ©2025 | 23 Reconciliation of Non-GAAP Measures: Net Income Q1’25 Q1’24 Net Loss $(9.324) $(11.053) Net Loss Margin -27% -37% Adjustments: Total Stock Based Compensation 7.359 5.529 Foreign Exchange (gain) loss 0.149 -0.018 Non-GAAP Net Income (Loss) $(1.816) $(5.542) Non-GAAP Net Income Margin -5% -18% Non-GAAP Diluted Shares 54.060 40.225 Non-GAAP Net Loss per Diluted Share $(0.03) $(0.14) Dollars and Shares in Millions

Backblaze ©2025 | 24 Reconciliation of Non-GAAP Measures: Adjusted EBITDA Q1’25 Q1’24 Net Loss $(9.324) $(11.053) Net Loss Margin -27% -37% Adjustments: Total depreciation & amortization 7.764 6.912 Total stock based compensation 7.359 5.529 Interest expense and investment income 0.320 0.537 Income tax provision 0.084 0.006 Foreign exchange loss (gain) 0.149 -0.018 Adjusted EBITDA $6.352 $1.913 Adjusted EBITDA Margin 18% 6% Dollars in Millions

Backblaze ©2025 | 25 Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow Q1’25 Q1’24 Net Cash Provided by (Used In) Operating Activities $4.943 $3.416 Capital Expenditures (2.626) (3.746) Principal Payments on Finance Leases and Lease Financing Obligations (4.543) (4.802) Workforce Reduction 0.115 — Adjusted Free Cash Flow ($2.111) ($5.132) Adjusted Free Cash Flow Margin -6% -17% Dollars in Millions